UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2008

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8725 Henderson Road, Renaissance One
Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On April 1, 2008, Thomas F. O’Neil III joined WellCare Health Plans, Inc. (the “Company”), to serve as Senior Vice President, General Counsel and Secretary.  Mr. O’Neil brings 25 years of experience, most recently serving as a partner at DLA Piper US LLP, where he chaired the Government Affairs and Government Controversies practice groups.  He also served as the Senior Vice President and General Counsel of the MCI Group, as an Assistant United States Attorney for the District of Maryland and as a law clerk to United States District Judge Alexander Harvey II.

In connection with Mr. O’Neil’s election as Senior Vice President, General Counsel and Secretary of the Company, Mr. O’Neil, the Company and Comprehensive Health Management, Inc. entered into an employment agreement, and the Company and Mr. O’Neil entered into a restricted stock agreement, a stock option agreement and an indemnification agreement, each effective as of April 1, 2008.  Copies of Mr. O’Neil’s employment agreement, restricted stock agreement, stock option agreement and indemnification agreement are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

Pursuant to Mr. O’Neil’s employment agreement, Mr. O’Neil received (i) non-qualified stock options to purchase 100,000 shares of the Company’s common stock and (ii) 50,000 restricted shares of the Company’s common stock.  The non-qualified stock options have a ten year term and a per share exercise price of $39.70, which is based on the closing price of the Company’s common stock on the date of grant.  Both the non-qualified stock options and the restricted shares of common stock will vest in equal annual installments on each of the first through fourth anniversaries of the grant date of the award.

Item 9.01                      Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

Not applicable.

(b)   Pro Forma Financial Information.

Not applicable.

 (c)   Shelf Company Transaction.

Not applicable.

(d)   Exhibits.

The following exhibits are filed as part of this report:

10.1	Employment Agreement effective as of April 1, 2008 by and among WellCare Health Plans, Inc., Comprehensive Health Management, Inc. and Thomas F. O’Neil III
10.2	Restricted Stock Agreement effective as of April 1, 2008 by and between WellCare Health Plans, Inc. and Thomas F. O’Neil III
10.3	Non-Qualified Stock Option Agreement effective as of April 1, 2008 by and between WellCare Health Plans, Inc. and Thomas F. O’Neil III
10.4	Indemnification Agreement effective as of April 1, 2008 by and between WellCare Health Plans, Inc. and Thomas F. O’Neil III

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2008	WELLCARE HEALTH PLANS, INC. /s/ Heath Schiesser Heath Schiesser President and Chief Executive Officer

EXHIBIT INDEX

10.1	Employment Agreement effective as of April 1, 2008 by and among WellCare Health Plans, Inc., Comprehensive Health Management, Inc. and Thomas F. O’Neil III
10.2	Restricted Stock Agreement effective as of April 1, 2008 by and between WellCare Health Plans, Inc. and Thomas F. O’Neil III
10.3	Non-Qualified Stock Option Agreement effective as of April 1, 2008 by and between WellCare Health Plans, Inc. and Thomas F. O’Neil III
10.4	Indemnification Agreement effective as of April 1, 2008 by and between WellCare Health Plans, Inc. and Thomas F. O’Neil III